Exhibit 32

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Peapack-Gladstone Financial Corporation, (the “Company”) for the fiscal year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Douglas L. Kennedy, as Chief Executive Officer of the Company, and Jeffrey J. Carfora, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas L. Kennedy
Name: Douglas L. Kennedy
Title: Chief Executive Officer
Date: March 14, 2017

/s/ Jeffrey J. Carfora
Name: Jeffrey J. Carfora
Title: Chief Financial Officer
Date: March 14, 2017

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